UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 24, 2011

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A of Level 3 Communications, Inc. (“Level 3”), amends and restates the Current Report on Form 8-K of Level 3 Communications, Inc. filed May 20, 2011 (the “Initial 8-K”) to amend certain unaudited pro forma financial information filed under Item 9.01(b) as Exhibit 99.3 of the Initial 8-K in connection with the proposed acquisition of Global Crossing Ltd. (“Global Crossing”) by Level 3.

The Initial 8-K is hereby amended and restated in its entirety as follows:

Item 8.01  Other Events.

As previously announced, on April 10, 2011, Level 3 Communications, Inc. (“Level 3”) entered into a definitive agreement to acquire Global Crossing Ltd. (“Global Crossing”) in a stock-for-stock transaction.  Completion of the Global Crossing transaction is subject to, among other things, approval by Level 3 stockholders and Global Crossing stockholders.  Level 3 expects the Global Crossing transaction to occur before the end of 2011, although there can be no assurance as to whether or when the transaction will be completed.

Important Information For Investors And Stockholders

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed business combination of Level 3 and Global Crossing will be submitted to the stockholders of Level 3 and the stockholders of Global Crossing for their consideration. Level 3 and Global Crossing have filed a registration statement on Form S-4 and a joint proxy statement/prospectus and have filed and will file other relevant documents concerning the proposed transaction with the SEC. Level 3 and Global Crossing will each provide the final joint proxy statement/prospectus to its respective stockholders. Investors and security holders are urged to read the registration statement and the joint proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to those documents, because they will contain important information about Level 3, Global Crossing and the proposed transaction. Investors and security holders will be able to obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about Level 3 and Global Crossing free of charge at the SEC’s Web Site at http://www.sec.gov. In addition, the joint proxy statement/prospectus, the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus and the other documents filed with the SEC by Level 3 may be obtained free of charge by directing such request to: Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021 or from Level 3’s Investor Relations page on its corporate website at http://www.level3.com and the joint proxy statement/prospectus, the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus and the other documents filed with the SEC by Global Crossing may be obtained free of charge by directing such request to: Global Crossing by telephone at (800) 836-0342 or by submitting a request by e-mail to glbc@globalcrossing.com or a written request to the Secretary, Wessex House, 45 Reid Street, Hamilton HM12 Bermuda or from Global Crossing’s Investor Relations page on its corporate website at http://www.globalcrossing.com.

Level 3, Global Crossing and their respective directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in favor of the proposed transactions from the stockholders of Level 3 and from the stockholders of Global Crossing, respectively. Information about the directors and executive officers of Level 3 is set forth in the proxy statement on Schedule 14A for Level 3’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2011 and information about the directors and executive officers of Global Crossing is set forth in the proxy statement for Global Crossing’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2011. Additional information regarding participants in the proxy solicitation may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Cautionary Notice Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) statements about the benefits of the acquisition of Global Crossing by Level 3, including financial and operating results and synergy benefits that may be realized from the acquisition and the timeframe for realizing those benefits; Level 3’s and

Global Crossing’s plans, objectives, expectations and intentions and other statements contained in this communication that are not historical facts; and (ii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning.

These forward-looking statements are based upon management’s current beliefs or expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies and third-party approvals, many of which are beyond our control. The following factors, among others, could cause actual results to differ materially from those expressed or implied in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Amalgamation among Level 3, Global Crossing and Apollo Amalgamation Sub, Ltd. (the “Amalgamation Agreement”); (2) the inability to complete the transactions contemplated by the Amalgamation Agreement due to the failure to obtain the required stockholder approvals, (3) the inability to satisfy the other conditions specified in the Amalgamation Agreement, including without limitation the receipt of necessary governmental or regulatory approvals required to complete the transactions contemplated by the Amalgamation Agreement; (4) the inability to successfully integrate the businesses of Level 3 and Global Crossing or to integrate the businesses within the anticipated timeframe; (5) the risk that the proposed transactions disrupt current plans and operations, increase operating costs and the potential difficulties in customer loss and employee retention as a result of the announcement and consummation of such transactions; (6) the ability to recognize the anticipated benefits of the combination of Level 3 and Global Crossing, including the realization of revenue and cost synergy benefits and to recognize such benefits within the anticipated timeframe; (7) the outcome of any legal proceedings that may be instituted against Level 3, Global Crossing or others following announcement of the Amalgamation Agreement and transactions contemplated therein; and (8) the possibility that Level 3 or Global Crossing may be adversely affected by other economic, business, and/or competitive factors.

Other important factors that may affect Level 3’s and the combined business’ results of operations and financial condition include, but are not limited to: the current uncertainty in the global financial markets and the global economy; a discontinuation of the development and expansion of the Internet as a communications medium and marketplace for the distribution and consumption of data and video; disruptions in the financial markets that could affect Level 3’s ability to obtain additional financing, and Level 3’s ability to: increase and maintain the volume of traffic on its network; develop effective business support systems; manage system and network failures or disruptions; develop new services that meet customer demands and generate acceptable margins; defend intellectual property and proprietary rights; adapt to rapid technological changes that lead to further competition; attract and retain qualified management and other personnel; successfully integrate acquisitions; and meet all of the terms and conditions of debt obligations.

Additional information concerning these and other important factors can be found within Level 3’s and Global Crossing’s respective filings with the SEC, which discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. Statements in this communication should be evaluated in light of these important factors. The forward-looking statements in this communication speak only as of the date they are made. Except for the ongoing obligations of Level 3 and Global Crossing to disclose material information under the federal securities laws, neither Level 3 nor Global Crossing undertakes any obligation to, and expressly disclaim any such obligation to, update or alter any forward-looking statement to reflect new information, circumstances or events that occur after the date such forward-looking statement is made unless required by law.

Item 9.01. Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired

The audited consolidated financial statements as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 of Global Crossing are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference; and the unaudited condensed consolidated financial statements as of March 31, 2011 and December 31, 2010 and for the periods ended March 31, 2011 and 2010 of Global Crossing are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)          Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Level 3 as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010, giving effect to the Global Crossing transaction, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(c)          Shell Company Transactions

Not applicable.

(d)          Exhibits

23.1	Consent of Ernst & Young LLP.

99.1

Audited consolidated financial statements of Global Crossing as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Level 3 Communications, Inc. on May 20, 2011).

99.2

Unaudited condensed consolidated financial statements of Global Crossing as of March 31, 2011 and December 31, 2010 and for the periods ended March 31, 2011 and 2010 (Incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Level 3 Communications, Inc. on May 20, 2011).

99.3	Unaudited pro forma condensed consolidated financial statements of Level 3 as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: June 24, 2011

Exhibit Index

Exhibit	Description

23.1	Consent of Ernst & Young LLP.

99.1

Audited consolidated financial statements of Global Crossing as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Level 3 Communications, Inc. on May 20, 2011).

99.2

Unaudited condensed consolidated financial statements of Global Crossing as of March 31, 2011 and December 31, 2010 and for the periods ended March 31, 2011 and 2010 (Incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Level 3 Communications, Inc. on May 20, 2011).

99.3	Unaudited pro forma condensed combined financial statements of Level 3 as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010.